Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at June 30, 2014
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - June 30, 2014
Table of Contents

Page

Regulation G
Life Value in Force
Consolidated Financial Statements
Consolidated Statements of Operations	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6
Segment Information
For the three months ended June 30, 2014 and 2013	7-8
For the six months ended June 30, 2014 and 2013	9-10
Non-life segment	11-12
North America sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life and Health segment	21-22
Corporate and Other	23-24
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by reinsurance type	27-28
Investments
Investment Portfolio	29
Distribution of Corporate Bonds	30
Distribution of Equities	31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Funds Held - Directly Managed Portfolio	34
Distribution of Corporate Bonds - Funds Held - Directly Managed Portfolio	35
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	36-37
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed Portfolio	38-39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44-45
Natural Catastrophe Probable Maximum Losses (PMLs)	46
Reconciliation of GAAP and non-GAAP measures	47-50
Diluted Book Value per Common Share - Treasury Stock Method	51
Diluted Book Value and Diluted Tangible Book Value per Common Share - Rollforward	52-54

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Revenues
Gross premiums written	$1,462,307	$1,871,740	$1,190,761	$1,281,477	$1,340,582
Net premiums written	$1,418,665	$1,738,494	$1,186,002	$1,264,775	$1,309,318
(Increase) decrease in unearned premiums	(65,596)	(484,712)	235,422	156,694	(100,682)
Net premiums earned	1,353,069	1,253,782	1,421,424	1,421,469	1,208,636
Net investment income	129,967	116,867	114,351	121,811	124,503
Net realized and unrealized investment gains (losses)	165,717	142,172	99,419	16,118	(299,215)
Other income	9,265	404	3,361	5,399	3,878
Total revenues	1,658,018	1,513,225	1,638,555	1,564,797	1,037,802
Expenses
Losses and loss expenses and life policy benefits	883,846	749,457	879,014	750,999	866,843
Acquisition costs	302,573	264,608	318,738	282,948	241,743
Other operating expenses (1)	107,072	111,462	131,125	108,467	144,833
Interest expense	12,240	12,238	12,236	12,233	12,232
Amortization of intangible assets	7,003	7,002	6,044	7,045	7,045
Net foreign exchange (gains) losses	(2,023)	(670)	8,382	1,279	10,584
Total expenses	1,310,711	1,144,097	1,355,539	1,162,971	1,283,280
Income (loss) before taxes and interest in earnings (losses) of equity method investments	347,307	369,128	283,016	401,826	(245,478)
Income tax expense (benefit)	78,440	62,305	11,078	70,232	(74,569)
Interest in earnings (losses) of equity method investments	4,925	6,064	3,988	5,941	(3,479)
Net income (loss)	273,792	312,887	275,926	337,535	(174,388)
Net income attributable to noncontrolling interests	(1,951)	(3,044)	(4,138)	(4,112)	(1,183)
Net income (loss) attributable to PartnerRe	271,841	309,843	271,788	333,423	(175,571)
Preferred dividends	14,184	14,184	14,184	14,184	14,796
Net income (loss) attributable to PartnerRe common shareholders	$257,657	$295,659	$257,604	$319,239	$(190,367)
Operating earnings attributable to PartnerRe common shareholders	$133,508	$176,910	$157,405	$311,184	$51,055
Comprehensive income (loss) attributable to PartnerRe	$288,630	$294,394	$265,577	$347,740	$(187,445)
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$2.66	$3.43	$2.97	$5.80	$0.90
Net realized and unrealized investment gains (losses), net of tax	2.46	2.24	1.73	(0.02)	(4.07)
Net foreign exchange (losses) gains, net of tax	(0.06)	(0.02)	0.07	0.10	(0.10)
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.07	0.09	0.07	(0.10)
Basic net income (loss)	$5.13	$5.72	$4.86	$5.95	$(3.37)
Weighted average number of common shares outstanding	50,241,216	51,652,177	53,013,136	53,671,245	56,485,882
Diluted operating earnings (1)	$2.60	$3.36	$2.91	$5.70	$0.90
Net realized and unrealized investment gains (losses), net of tax	2.41	2.20	1.70	(0.03)	(4.07)
Net foreign exchange (losses) gains, net of tax	(0.06)	(0.02)	0.07	0.10	(0.10)
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.07	0.08	0.07	(0.10)
Diluted net income (loss)	$5.02	$5.61	$4.76	$5.84	$(3.37)
Weighted average number of common shares and common share equivalents outstanding	51,328,761	52,727,573	54,165,736	54,625,151	56,485,882
Dividends declared per common share	$0.67	$0.67	$0.64	$0.64	$0.64

(1) Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 23 for the expense and per share impacts.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Revenues
Gross premiums written	$3,334,047	$3,097,467	$5,569,706	$4,718,235
Net premiums written	$3,157,159	$2,945,750	$5,396,526	$4,572,860
Increase in unearned premiums	(550,308)	(590,434)	(198,316)	(86,921)
Net premiums earned	2,606,851	2,355,316	5,198,210	4,485,939
Net investment income	246,834	248,207	484,367	571,338
Net realized and unrealized investment gains (losses)	307,888	(276,272)	(160,735)	493,409
Other income	9,669	7,805	16,565	11,920
Total revenues	3,171,242	2,335,056	5,538,407	5,562,606
Expenses
Losses and loss expenses and life policy benefits	1,633,303	1,527,794	3,157,808	2,804,610
Acquisition costs	567,181	475,942	1,077,628	936,909
Other operating expenses (1)	218,534	260,874	500,466	411,374
Interest expense	24,477	24,460	48,929	48,895
Amortization of intangible assets	14,005	14,091	27,180	31,799
Net foreign exchange (gains) losses	(2,693)	8,543	18,203	175
Total expenses	2,454,807	2,311,704	4,830,214	4,233,762
Income before taxes and interest in earnings of equity method investments	716,435	23,352	708,193	1,328,844
Income tax expense (benefit)	140,746	(32,894)	48,416	204,284
Interest in earnings of equity method investments	10,989	3,736	13,665	9,954
Net income	586,678	59,982	673,442	1,134,514
Net income attributable to noncontrolling interests	(4,995)	(1,183)	(9,434)	—
Net income attributable to PartnerRe	581,683	58,799	664,008	1,134,514
Preferred dividends	28,367	29,494	57,861	61,622
Loss on redemption of preferred shares	—	9,135	9,135	—
Net income attributable to PartnerRe common shareholders	$553,316	$20,170	$597,012	$1,072,892
Operating earnings attributable to PartnerRe common shareholders	$310,418	$253,144	$721,733	$663,791
Comprehensive income attributable to PartnerRe	$583,023	$27,858	$641,173	$1,157,755
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$6.09	$4.41	$13.03	$10.55
Net realized and unrealized investment gains (losses), net of tax	4.70	(3.79)	(2.30)	6.23
Net foreign exchange (losses) gains, net of tax	(0.08)	(0.12)	0.05	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.15	0.01	0.16	0.14
Basic net income	$10.86	$0.35	$10.78	$17.05
Weighted average number of common shares outstanding	50,942,980	57,449,528	55,378,980	62,915,992
Diluted operating earnings (1)	$5.97	$4.32	$12.79	$10.43
Net realized and unrealized investment gains (losses), net of tax	4.61	(3.72)	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.08)	(0.11)	0.04	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.14	0.01	0.16	0.14
Diluted net income	$10.64	$0.34	$10.58	$16.87
Weighted average number of common shares and common share equivalents outstanding	52,024,451	58,534,526	56,448,105	63,615,748
Dividends declared per common share	$1.34	$1.28	$2.56	$2.48

(1) Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 24 for the expense and per share impacts.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,		December 31,
	2014		2014		2013		2013		2013		2012
Assets
Total investments	$15,584,828		$15,479,461		$15,148,883		$15,107,800		$14,968,652		$15,973,230
Funds held - directly managed	669,713		764,386		785,768		813,497		842,415		930,741
Cash and cash equivalents	1,208,220		1,269,037		1,496,485		1,551,062		1,261,540		1,121,705
Accrued investment income	170,508		190,169		185,717		175,164		172,794		184,315
Reinsurance balances receivable	3,015,727		3,064,301		2,465,713		2,564,015		2,477,340		1,991,991
Reinsurance recoverable on paid and unpaid losses	358,804		362,149		308,892		339,169		356,011		348,086
Funds held by reinsured companies	863,491		849,256		843,081		831,704		782,992		805,489
Deferred acquisition costs	755,769		725,584		644,952		680,972		676,084		568,391
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	173,085		180,088		187,090		193,134		200,179		214,270
Other assets	189,948		176,692		515,334		425,310		376,193		385,834
Total Assets	$23,446,473		$23,517,503		$23,038,295		$23,138,207		$22,570,580		$22,980,432
Liabilities
Unpaid losses and loss expenses	$10,399,775		$10,529,717		$10,646,318		$10,564,542		$10,336,368		$10,709,371
Policy benefits for life and annuity contracts	2,127,412		2,118,479		1,974,133		1,908,575		1,799,332		1,813,244
Unearned premiums	2,357,544		2,299,250		1,723,767		1,997,853		2,162,112		1,534,625
Other reinsurance balances payable	254,750		269,487		202,549		232,711		244,583		238,578
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	528,600		638,982		904,380		989,361		791,920		930,129
Total liabilities	16,489,070		16,676,904		16,272,136		16,514,031		16,155,304		16,046,936
Total shareholders’ equity attributable to PartnerRe	6,910,047		6,780,928		6,709,532		6,571,687		6,366,957		6,933,496
Noncontrolling interests	47,356		59,671		56,627		52,489		48,319		—
Total shareholders’ equity	6,957,403		6,840,599		6,766,159		6,624,176		6,415,276		6,933,496
Total liabilities and shareholders’ equity	$23,446,473		$23,517,503		$23,038,295		$23,138,207		$22,570,580		$22,980,432
Diluted Book Value Per Common Share	$118.96		$114.13		$109.26		$105.53		$99.65		$100.84
Diluted Tangible Book Value Per Common Share	$107.80		$103.10		$98.49		$94.86		$89.09		$90.86
Number of Common Shares and Common Share Equivalents Outstanding	50,910,028		51,935,217		53,596,034		54,181,672		55,325,581		59,893,366
Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	12	853,750	12	893,750	11
Common shareholders’ equity attributable to PartnerRe	6,056,297	78	5,927,178	78	5,855,782	78	5,717,937	77	5,513,207	77	6,039,746	78
Total Capital	$7,723,431	100%	$7,594,312	100%	$7,522,916	100%	$7,385,071	100%	$7,180,341	100%	$7,746,880	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Net cash provided by operating activities:
Underwriting operations	$66	$33	$133	$201	$8
Investment income	176	142	138	161	173
Taxes and foreign exchange	(100)	(96)	(27)	(9)	(65)
Net cash provided by operating activities	$142	$79	$244	$353	$116
Net cash provided by operating activities	$142	$79	$244	$353	$116
Net cash (used in) provided by investing activities	(15)	(71)	(167)	95	200
Net cash used in financing activities	(189)	(232)	(130)	(169)	(342)
Effect of foreign exchange rate changes on cash	1	(3)	(2)	10	1
(Decrease) increase in cash and cash equivalents	(61)	(227)	(55)	289	(25)
Cash and cash equivalents - beginning of period	1,269	1,496	1,551	1,262	1,287
Cash and cash equivalents - end of period	$1,208	$1,269	$1,496	$1,551	$1,262

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Net cash provided by operating activities:
Underwriting operations	$99	$3	$337	$100
Investment income	319	339	637	717
Taxes and foreign exchange	(197)	(111)	(147)	(124)
Net cash provided by operating activities	$221	$231	$827	$693

Net cash provided by operating activities	$221	$231	$827	$693
Net cash (used in) provided by investing activities	(86)	489	418	(219)
Net cash used in financing activities	(421)	(567)	(866)	(688)
Effect of foreign exchange rate changes on cash	(2)	(13)	(5)	(6)
(Decrease) increase in cash and cash equivalents	(288)	140	374	(220)
Cash and cash equivalents - beginning of period	1,496	1,122	1,122	1,342
Cash and cash equivalents - end of period	$1,208	$1,262	$1,496	$1,122

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income (Loss)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Net income (loss) attributable to PartnerRe	$271,841	$309,843	$271,788	$333,423	$(175,571)
Change in currency translation adjustment	17,020	(15,223)	(14,866)	14,432	(11,514)
Change in net unrealized gains or losses on investments, net of tax	(222)	(225)	(226)	(229)	(230)
Change in unfunded pension obligation, net of tax	(9)	(1)	8,881	114	(130)
Comprehensive income (loss) attributable to PartnerRe	$288,630	$294,394	$265,577	$347,740	$(187,445)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Net income attributable to PartnerRe	$581,683	$58,799	$664,008	$1,134,514
Change in currency translation adjustment	1,797	(31,344)	(31,778)	28,488
Change in net unrealized gains or losses on investments, net of tax	(447)	(463)	(918)	(953)
Change in unfunded pension obligation, net of tax	(10)	866	9,861	(4,294)
Comprehensive income attributable to PartnerRe	$583,023	$27,858	$641,173	$1,157,755

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$400	$155	$438	$143	$1,136	$326	$—	$1,462
Net premiums written	$392	$148	$432	$136	$1,108	311	$—	$1,419
(Increase) decrease in unearned premiums	(2)	39	(26)	(77)	(66)	—	—	(66)
Net premiums earned	$390	$187	$406	$59	$1,042	$311	$—	$1,353
Losses and loss expenses and life policy benefits	(240)	(103)	(270)	(19)	(632)	(252)	—	(884)
Acquisition costs	(102)	(52)	(98)	(8)	(260)	(43)	—	(303)
Technical result	$48	$32	$38	$32	$150	$16	$—	$166
Other income					1	3	5	9
Other operating expenses					(61)	(16)	(30)	(107)
Underwriting result					$90	$3	n/a	$68
Net investment income						15	115	130
Allocated underwriting result (1)						$18	n/a	n/a
Net realized and unrealized investment gains							166	166
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange gains							2	2
Income tax expense							(78)	(78)
Interest in earnings of equity method investments							5	5
Net income							n/a	$274
Loss ratio (2)	61.5%	54.6%	66.5%	33.4%	60.6%
Acquisition ratio (3)	26.1	27.9	24.2	13.0	25.0
Technical ratio (4)	87.6%	82.5%	90.7%	46.4%	85.6%
Other operating expense ratio (5)					5.9
Combined ratio (6)					91.5%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$372	$160	$413	$161	$1,106	$233	$2	$1,341
Net premiums written	$360	$158	$409	$149	$1,076	$232	$1	$1,309
(Increase) decrease in unearned premiums	(3)	11	(37)	(70)	(99)	—	(1)	(100)
Net premiums earned	$357	$169	$372	$79	$977	$232	$—	$1,209
Losses and loss expenses and life policy benefits	(245)	(106)	(284)	(51)	(686)	(181)	—	(867)
Acquisition costs	(79)	(34)	(90)	(6)	(209)	(33)	—	(242)
Technical result	$33	$29	$(2)	$22	$82	$18	$—	$100
Other income					—	3	1	4
Other operating expenses					(60)	(17)	(68)	(145)
Underwriting result					$22	$4	n/a	$(41)
Net investment income						15	110	125
Allocated underwriting result (1)						$19	n/a	n/a
Net realized and unrealized investment losses							(299)	(299)
Interest expense							(12)	(12)
Amortization of intangible assets							(7)	(7)
Net foreign exchange losses							(11)	(11)
Income tax benefit							75	75
Interest in losses of equity method investments							(4)	(4)
Net loss							n/a	$(174)
Loss ratio (2)	68.6%	62.9%	76.6%	64.1%	70.3%
Acquisition ratio (3)	22.1	19.9	24.1	8.5	21.4
Technical ratio (4)	90.7%	82.8%	100.7%	72.6%	91.7%
Other operating expense ratio (5)					6.1
Combined ratio (6)					97.8%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$930	$519	$917	$353	$2,719	$615	$—	$3,334
Net premiums written	$919	$508	$822	$315	$2,564	$593	$—	$3,157
Increase in unearned premiums	(151)	(141)	(61)	(177)	(530)	(20)	—	(550)
Net premiums earned	$768	$367	$761	$138	$2,034	$573	$—	$2,607
Losses and loss expenses and life policy benefits	(499)	(196)	(471)	1	(1,165)	(468)	—	(1,633)
Acquisition costs	(194)	(107)	(178)	(15)	(494)	(73)	—	(567)
Technical result	$75	$64	$112	$124	$375	$32	$—	$407
Other income					2	4	4	10
Other operating expenses					(126)	(34)	(59)	(219)
Underwriting result					$251	$2	n/a	$198
Net investment income						30	217	247
Allocated underwriting result (1)						$32	n/a	n/a
Net realized and unrealized investment gains							308	308
Interest expense							(25)	(25)
Amortization of intangible assets							(14)	(14)
Net foreign exchange gains							3	3
Income tax expense							(141)	(141)
Interest in earnings of equity method investments							11	11
Net income							n/a	$587
Loss ratio (2)	65.0%	53.5%	61.9%	(0.9)%	57.3%
Acquisition ratio (3)	25.2	29.0	23.4	11.4	24.3
Technical ratio (4)	90.2%	82.5%	85.3%	10.5%	81.6%
Other operating expense ratio (5)					6.2
Combined ratio (6)					87.8%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the six months ended June 30, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$819	$532	$857	$399	$2,607	$486	$4	$3,097
Net premiums written	$807	$525	$771	$360	$2,463	$481	$2	$2,946
Increase in unearned premiums	(117)	(190)	(62)	(195)	(564)	(25)	(2)	(591)
Net premiums earned	$690	$335	$709	$165	$1,899	$456	$—	$2,355
Losses and loss expenses and life policy benefits	(485)	(173)	(469)	(39)	(1,166)	(363)	1	(1,528)
Acquisition costs	(151)	(84)	(165)	(17)	(417)	(59)	—	(476)
Technical result	$54	$78	$75	$109	$316	$34	$1	$351
Other income					—	6	2	8
Other operating expenses					(126)	(35)	(100)	(261)
Underwriting result					$190	$5	n/a	$98
Net investment income						30	218	248
Allocated underwriting result (1)						$35	n/a	n/a
Net realized and unrealized investment losses							(276)	(276)
Interest expense							(24)	(24)
Amortization of intangible assets							(14)	(14)
Net foreign exchange losses							(9)	(9)
Income tax benefit							33	33
Interest in earnings of equity method investments							4	4
Net income							n/a	$60
Loss ratio (2)	70.2%	51.8%	66.1%	23.8%	61.4%
Acquisition ratio (3)	21.9	24.9	23.3	10.5	22.0
Technical ratio (4)	92.1%	76.7%	89.4%	34.3%	83.4%
Other operating expense ratio (5)					6.6
Combined ratio (6)					90.0%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$1,136	$1,583	$941	$1,041	$1,106
Net premiums written	$1,108	$1,456	$937	$1,026	$1,076
Net premiums earned	$1,042	$992	$1,162	$1,173	$977
Losses and loss expenses	(632)	(534)	(677)	(557)	(686)
Acquisition costs	(260)	(233)	(276)	(259)	(209)
Technical result	$150	$225	$209	$357	$82
Other income	1	1	—	2	—
Other operating expenses	(61)	(65)	(70)	(62)	(60)
Underwriting result	$90	$161	$139	$297	$22
Loss ratio (2)	60.6%	53.8%	58.2%	47.5%	70.3%
Acquisition ratio (3)	25.0	23.6	23.8	22.1	21.4
Technical ratio (4)	85.6%	77.4%	82.0%	69.6%	91.7%
Other operating expense ratio (5)	5.9	6.5	6.0	5.3	6.1
Combined ratio (6)	91.5%	83.9%	88.0%	74.9%	97.8%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $2.7 million and $4.7 million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$2,719	$2,607	$4,590	$3,910
Net premiums written	$2,564	$2,463	$4,427	$3,768
Net premiums earned	$2,034	$1,899	$4,235	$3,684
Losses and loss expenses	(1,165)	(1,166)	(2,400)	(2,155)
Acquisition costs	(494)	(417)	(953)	(821)
Technical result	$375	$316	$882	$708
Other income	2	—	3	5
Other operating expenses	(126)	(126)	(259)	(257)
Underwriting result	$251	$190	$626	$456
Loss ratio (2)	57.3%	61.4%	56.7%	58.5%
Acquisition ratio (3)	24.3	22.0	22.5	22.3
Technical ratio (4)	81.6%	83.4%	79.2%	80.8%
Other operating expense ratio (5)	6.2	6.6	6.1	7.0
Combined ratio (6)	87.8%	90.0%	85.3%	87.8%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $0.7 million and $(2.8) million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$400	$530	$372	$409	$372
Net premiums written	$392	$527	$372	$408	$360
Net premiums earned	$390	$379	$417	$425	$357
Losses and loss expenses	(240)	(260)	(293)	(197)	(245)
Acquisition costs	(102)	(92)	(98)	(101)	(79)
Technical result	$48	$27	$26	$127	$33
Loss ratio (2)	61.5%	68.6%	70.2%	46.3%	68.6%
Acquisition ratio (3)	26.1	24.3	23.5	23.9	22.1
Technical ratio (4)	87.6%	92.9%	93.7%	70.2%	90.7%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	31%	40%	31%	28%
Casualty	38	33	33	37	38
Credit/Surety	6	8	4	3	5
Motor	3	4	4	3	4
Multiline	8	9	5	4	5
Other	3	1	1	8	3
Property	11	14	13	14	17
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(1.6) million and $(1.3) million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$930	$819	$1,601	$1,221
Net premiums written	$919	$807	$1,587	$1,219
Net premiums earned	$768	$690	$1,533	$1,176
Losses and loss expenses	(499)	(485)	(975)	(816)
Acquisition costs	(194)	(151)	(351)	(291)
Technical result	$75	$54	$207	$69
Loss ratio (2)	65.0%	70.2%	63.6%	69.4%
Acquisition ratio (3)	25.2	21.9	22.9	24.7
Technical ratio (4)	90.2%	92.1%	86.5%	94.1%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	31%	25%	30%	19%
Casualty	35	39	37	43
Credit/Surety	7	3	3	4
Motor	4	4	4	4
Multiline	8	8	6	7
Other	2	5	5	3
Property	13	16	15	20
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(4.3) million and $(3.1) million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$155	$364	$128	$157	$160
Net premiums written	$148	$361	$128	$157	$158
Net premiums earned	$187	$179	$213	$195	$169
Losses and loss expenses	(103)	(94)	(110)	(90)	(106)
Acquisition costs	(52)	(54)	(62)	(50)	(34)
Technical result	$32	$31	$41	$55	$29
Loss ratio (2)	54.6%	52.4%	51.5%	46.0%	62.9%
Acquisition ratio (3)	27.9%	30.1	29.4	25.7	19.9
Technical ratio (4)	82.5%	82.5%	80.9%	71.7%	82.8%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	8%	10%	5%	9%	10%
Motor	37	37	54	35	34
Property	55	53	41	56	56
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $1.2 million and $2.8 million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$519	$532	$818	$684
Net premiums written	$508	$525	$811	$681
Net premiums earned	$367	$335	$743	$678
Losses and loss expenses	(196)	(173)	(373)	(415)
Acquisition costs	(107)	(84)	(196)	(167)
Technical result	$64	$78	$174	$96
Loss ratio (2)	53.5%	51.8%	50.2%	61.3%
Acquisition ratio (3)	29.0	24.9	26.4	24.6
Technical ratio (4)	82.5%	76.7%	76.6%	85.9%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	9%	10%	9%	11%
Motor	37	34	37	28
Property	54	56	54	61
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $3.5 million and $0.7 million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$438	$479	$423	$396	$413
Net premiums written	$432	$389	$419	$389	$409
Net premiums earned	$406	$355	$415	$382	$372
Losses and loss expenses	(270)	(201)	(223)	(228)	(284)
Acquisition costs	(98)	(79)	(105)	(92)	(90)
Technical result	$38	$75	$87	$62	$(2)
Loss ratio (2)	66.5%	56.6%	53.8%	59.8%	76.6%
Acquisition ratio (3)	24.2	22.4	25.2	24.0	24.1
Technical ratio (4)	90.7%	79.0%	79.0%	83.8%	100.7%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	14%	13%	8%	6%	11%
Aviation/Space	13	8	16	13	12
Credit/Surety	15	19	17	19	18
Energy	5	3	5	6	6
Engineering	9	10	16	14	14
Marine	15	16	19	19	19
Multiline	6	10	3	3	3
Other	1	1	—	—	—
Specialty casualty	10	14	8	8	6
Specialty property	12	6	8	12	11
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $5.1 million and $4.9 million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$917	$857	$1,676	$1,505
Net premiums written	$822	$771	$1,579	$1,415
Net premiums earned	$761	$709	$1,506	$1,373
Losses and loss expenses	(471)	(469)	(920)	(821)
Acquisition costs	(178)	(165)	(362)	(321)
Technical result	$112	$75	$224	$231
Loss ratio (2)	61.9%	66.1%	61.1%	59.8%
Acquisition ratio (3)	23.4	23.3	24.0	23.4
Technical ratio (4)	85.3%	89.4%	85.1%	83.2%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	13%	10%	9%	6%
Aviation/Space	11	11	13	15
Credit/Surety	17	19	19	19
Energy	4	5	5	7
Engineering	9	13	14	12
Marine	16	20	19	22
Multiline	8	3	3	—
Other	1	—	—	—
Specialty casualty	12	10	9	7
Specialty property	9	9	9	12
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $5.4 million and $4.2 million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$143	$210	$18	$79	$161
Net premiums written	$136	$179	$18	$72	$149
Net premiums earned	$59	$79	$117	$171	$79
Losses and loss expenses	(19)	21	(51)	(42)	(51)
Acquisition costs	(8)	(8)	(11)	(16)	(6)
Technical result	$32	$92	$55	$113	$22
Loss ratio (2)	33.4%	(26.5)%	43.2%	24.5%	64.1%
Acquisition ratio (3)	13.0	10.1	9.5	9.0	8.5
Technical ratio (4)	46.4%	(16.4)%	52.7%	33.5%	72.6%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(1.9) million and $(1.6) million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$353	$399	$495	$500
Net premiums written	$315	$360	$450	$453
Net premiums earned	$138	$165	$453	$457
Losses and loss expenses	1	(39)	(132)	(103)
Acquisition costs	(15)	(17)	(44)	(42)
Technical result	$124	$109	$277	$312
Loss ratio (2)	(0.9)%	23.8%	29.0%	22.4%
Acquisition ratio (3)	11.4	10.5	9.7	9.3
Technical ratio (4)	10.5%	34.3%	38.7%	31.7%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $(4.0) million and $(4.7) million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Gross premiums written	$326	$289	$250	$235	$233
Net premiums written	$311	$282	$249	$234	$232
Net premiums earned	$311	$262	$258	$243	$232
Life policy benefits	(252)	(215)	(202)	(195)	(181)
Acquisition costs	(43)	(32)	(42)	(24)	(33)
Technical result	$16	$15	$14	$24	$18
Other income	3	1	3	3	3
Other operating expenses	(16)	(17)	(19)	(17)	(17)
Underwriting result	$3	$(1)	$(2)	$10	$4
Net investment income	15	15	15	15	15
Allocated underwriting result (1)	$18	$14	$13	$25	$19
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	27%	16%	15%	17%	14%
Longevity	22	25	27	26	26
Mortality	51	59	58	57	60
Total	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $11.7 million and $11.4 million, respectively, compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014 (A)	2013	2013	2012
Gross premiums written	$615	$486	$972	$802
Net premiums written	$593	$481	$964	$799
Net premiums earned	$573	$456	$957	$795
Life policy benefits	(468)	(363)	(760)	(647)
Acquisition costs	(73)	(59)	(125)	(116)
Technical result	$32	$34	$72	$32
Other income	4	6	11	4
Other operating expenses	(34)	(35)	(71)	(52)
Underwriting result	$2	$5	$12	$(16)
Net investment income	30	30	61	64
Allocated underwriting result (1)	$32	$35	$73	$48
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	22%	13%	15%	3%
Longevity	23	25	26	31
Mortality	55	62	59	66
Total	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net premiums written and net premiums earned include foreign exchange impacts of $16.1 million and $15.4 million, respectively, compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014 (A)	2014	2013	2013	2013
Technical result	$—	$—	$1	$6	$—
Other income	5	(2)	—	—	1
Corporate expenses - costs of restructuring (1)	(2)	—	(12)	(2)	(43)
Corporate expenses	(27)	(28)	(28)	(25)	(23)
Other operating expenses	(1)	(1)	(2)	(2)	(2)
Net investment income	115	102	99	107	110
Net realized and unrealized investment gains (losses)	166	142	99	16	(299)
Interest expense	(12)	(12)	(12)	(12)	(12)
Amortization of intangible assets	(7)	(7)	(6)	(7)	(7)
Net foreign exchange gains (losses)	2	—	(8)	(1)	(11)
Income tax (expense) benefit	(78)	(62)	(11)	(70)	75
Interest in earnings (losses) of equity method investments	5	6	4	6	(4)

(1)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended June 30, 2014 and the three months ended December 31, 2013, these costs predominantly comprised of facility exit costs, while during the three months ended September 30, 2013 and the three months ended June 30, 2013, these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans. For the three months ended June 30, 2014, three months ended December 31, 2013, three months ended September 30, 2013 and three months ended June 30, 2013, these costs had a per diluted share impact, pre-tax, of $0.05, $0.22, $0.04 and $0.77, respectively.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Technical result	$—	$1	$8	$4
Other income	4	2	3	3
Corporate expenses - costs of restructuring (1)	(2)	(43)	(58)	—
Corporate expenses	(55)	(53)	(105)	(88)
Other operating expenses	(2)	(4)	(7)	(14)
Net investment income	217	218	423	507
Net realized and unrealized investment gains (losses)	308	(276)	(161)	494
Interest expense	(25)	(24)	(49)	(49)
Amortization of intangible assets	(14)	(14)	(27)	(32)
Net foreign exchange gains (losses)	3	(9)	(18)	—
Income tax (expense) benefit	(141)	33	(49)	(204)
Interest in earnings (losses) of equity method investments	11	4	14	10

(1)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the six months ended June 30, 2014, these costs predominantly comprised of facility exit costs. During the six months ended June 30, 2013 and the year ended December 31, 2013, these costs predominantly comprised of severance costs related to the Company's voluntary and involuntary termination plans, and to a lesser extent, facility exit costs. For the six months ended June 30, 2014 and 2013 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.03, $0.74, and $1.03, respectively.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	11%	12%	11%	13%	12%
Motor	5	9	7	5	5
Multiline and other	5	5	3	5	3
Property	9	15	8	12	11
Specialty
Agriculture	13	12	15	12	11
Aviation/Space	4	2	6	4	4
Catastrophe	9	10	1	6	11
Credit/Surety	6	7	7	7	7
Energy	1	1	2	2	2
Engineering	3	2	6	4	4
Marine	5	4	7	6	6
Specialty casualty	3	3	3	2	2
Specialty property	4	2	3	4	4
Life and Health	22	16	21	18	18
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	13%	9%	11%	11%	13%
Europe	35	45	39	35	36
Latin America, Caribbean and Africa	9	8	11	12	10
North America	43	38	39	42	41
	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	69%	71%	67%	72%	72%
Direct	31	29	33	28	28
	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	13%	12%	13%
Motor	7	7	7	5
Multiline and other	5	4	4	3
Property	12	15	12	14
Specialty
Agriculture	13	10	11	7
Aviation/Space	3	3	4	5
Catastrophe	10	12	8	10
Credit/Surety	6	6	6	7
Energy	1	1	2	2
Engineering	3	3	4	4
Marine	4	5	6	7
Specialty casualty	3	3	3	2
Specialty property	2	2	3	4
Life and Health	19	16	18	17
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	11%	10%	11%	11%
Europe	41	42	40	41
Latin America, Caribbean and Africa	8	10	10	11
North America	40	38	39	37
	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	70%	71%	71%	69%
Direct	30	29	29	31
	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	11%	24%	7%	14%	17%
Proportional	89	76	93	86	83
Total	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	8%	37%	4%	10%	10%
Proportional	92	63	96	90	90
Total	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	16%	26%	11%	16%	18%
Proportional	84	74	89	84	82
Total	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	96%	98%	97%	96%	97%
Proportional	4	2	3	4	3
Total	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	23%	38%	10%	20%	28%
Proportional	77	62	90	80	72
Total	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	19%	25%	18%	26%
Proportional	81	75	82	74
Total	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	28%	28%	21%	24%
Proportional	72	72	79	76
Total	100%	100%	100%	100%
Global Specialty
Non-Proportional	21%	25%	19%	20%
Proportional	79	75	81	80
Total	100%	100%	100%	100%
Catastrophe
Non-Proportional	97%	98%	98%	98%
Proportional	3	2	2	2
Total	100%	100%	100%	100%
Non-life total
Non-Proportional	32%	37%	28%	33%
Proportional	68	63	72	67
Total	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	June 30,			March 31,			December 31,			September 30,			June 30,			December 31,
	2014			2014			2013			2013			2013			2012
Investments:
Fixed maturities
U.S. government	$1,827		12%	$1,850		12%	$1,599		11%	$1,459		10%	$960		6%	$1,113		7%
U.S. government sponsored enterprises	29		—	16		—	25		—	36		—	31		—	18		—
U.S. states, territories and municipalities	221		1	130		1	124		1	306		2	237		2	243		1
Non-U.S. sovereign government, supranational and government related	2,289		15	2,332		15	2,354		15	2,344		16	2,140		14	2,376		15
Corporates	5,981		38	5,989		39	6,049		40	6,042		40	6,246		42	6,656		42
Mortgage/asset-backed securities	3,660		24	3,581		23	3,442		23	3,494		23	3,766		25	3,989		25
Total fixed maturities	14,007		90	13,898		90	13,593		90	13,681		91	13,380		89	14,395		90
Short-term investments	32		—	29		—	14		—	37		—	29		—	151		1
Equities	1,253		8	1,250		8	1,221		8	1,122		7	1,173		8	1,094		7
Other invested assets	293		2	302		2	321		2	268		2	387		3	333		2
Total investments	$15,585		100%	$15,479		100%	$15,149		100%	$15,108		100%	$14,969		100%	$15,973		100%
Cash and cash equivalents	1,208			1,269			1,496			1,551			1,262			1,122
Total investments and cash	$16,793			$16,748			$16,645			$16,659			$16,231			$17,095
Maturity distribution:
One year or less	$428		3%	$383		3%	$378		3%	$492		4%	$654		5	$1,081		7%
More than one year through five years	5,212		37	5,359		38	5,057		37	4,790		35	4,377		33	4,198		29
More than five years through ten years	3,790		27	3,806		27	3,962		29	3,883		28	3,705		27	4,337		30
More than ten years	949		7	798		6	768		6	1,059		8	907		7	941		7
Subtotal	10,379		74	10,346		74	10,165		75	10,224		75	9,643		72	10,557		73
Mortgage/asset-backed securities	3,660		26	3,581		26	3,442		25	3,494		25	3,766		28	3,989		27
Total	$14,039		100%	$13,927		100%	$13,607		100%	$13,718		100%	$13,409		100%	$14,546		100%
Credit quality by market value:
AAA	12%			13%			14%			14%			13%			13%
AA	43			42			41			39			40			42
A	20			21			21			22			24			23
BBB	17			16			16			16			15			15
Below Investment Grade/Unrated	8			8			8			9			8			7
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.4	Yrs		3.2	Yrs		3.0	Yrs		2.7	Yrs		2.6	Yrs		2.7	Yrs
Average yield to maturity at market (1)	2.2%			2.5%			2.5%			2.5%			2.6%			2.0%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

June 30, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,492,225	25.0%	8.9%	0.9%
Consumer noncyclical	801,180	13.4	4.8	0.3
Communications	751,564	12.6	4.5	0.5
Utilities	575,258	9.6	3.4	0.3
Energy	511,259	8.5	3.0	0.2
Industrials	467,203	7.8	2.8	0.2
Consumer cyclical	353,337	5.9	2.1	0.2
Insurance	292,811	4.9	1.7	0.2
Basic materials	183,269	3.1	1.1	0.2
Technology	156,363	2.6	0.9	0.2
Real estate investment trusts	142,792	2.4	0.9	0.1
Government guaranteed corporate debt	118,946	2.0	0.7	0.7
Catastrophe bonds	95,998	1.6	0.6	0.1
Longevity and mortality bonds	24,617	0.4	0.1	0.1
Diversified	13,830	0.2	0.1	0.1
Total Corporate bonds	$5,980,652	100.0%	35.6%
Finance sector - Corporate bonds
Banks	$831,871	13.9%	5.0%
Investment banking and brokerage	326,399	5.5	2.0
Financial services	188,991	3.2	1.1
Commercial and consumer finance	122,717	2.0	0.7
Other	22,247	0.4	0.1
Total finance sector - Corporate bonds	$1,492,225	25.0%	8.9%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$8,090	$105,447	$530,687	$187,647	$—	$831,871
Investment banking and brokerage	—	—	285,123	40,143	1,133	326,399
Financial services	—	144,256	37,461	4,193	3,081	188,991
Commercial and consumer finance	—	514	20,276	101,927	—	122,717
Other	—	5,210	13,080	3,957	—	22,247
Total finance sector - Corporate bonds	$8,090	$255,427	$886,627	$337,867	$4,214	$1,492,225
% of total	1%	17%	59%	23%	—	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 18.0% of the Company’s total corporate bonds. The single largest issuer accounts for 2.6% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	June 30, 2014
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$224,501	22.1%	1.3%	0.2%
Energy	154,368	15.2	0.9	0.1
Finance	127,536	12.5	0.8	0.2
Insurance	122,864	12.1	0.7	0.6
Consumer noncyclical	100,022	9.8	0.6	—
Communications	80,623	7.9	0.5	0.1
Technology	60,074	5.9	0.4	0.1
Industrials	49,759	4.9	0.3	—
Consumer cyclical	41,279	4.1	0.3	—
Utilities	35,141	3.5	0.2	0.1
Basic materials	17,773	1.8	0.1	—
Diversified	2,079	0.2	—	—
Total	$1,016,019	100.0%	6.1%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	190,060		1.1
Funds and ETFs holding equities	47,003		0.3
Total Equities	$1,253,082		7.5%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 8.3% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 26.7% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 10.0% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2014
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$133,189	$139,043	$103,803	$376	$505,840	$882,251
U.S. Collaterized Mortgage Obligations	—	2,879	3,635	—	—	—	—	6,514
U.S. Mortgage Backed Securities (MBS)	417,424	1,400,138	—	—	—	—	—	1,817,562
U.S. Commercial Mortgage Backed Securities (CMBS)	5,609	—	8,264	12,734	14,059	—	1,878	42,544
U.S. MBS Interest Only	33,907	63,767	4,129	—	—	—	15,964	117,767
	$456,940	$1,466,784	$149,217	$151,777	$117,862	$376	$523,682	$2,866,638
Non-U.S. Asset-Backed Securities	$—	$—	$161,019	$78,098	$56,649	$15,755	$20,800	$332,321
Non-U.S. Collaterized Mortgage Obligations	—	—	167,741	69,164	54,338	—	—	291,243
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,544	—	—	—	—	8,544
Non-U.S. Mortgage Backed Securities (MBS)	—	—	161,855	—	—	—	—	161,855
	$—	$—	$499,159	$147,262	$110,987	$15,755	$20,800	$793,963
Total mortgage/asset-backed securities	$456,940	$1,466,784	$648,376	$299,039	$228,849	$16,131	$544,482	$3,660,601
Corporate Securities	—	28,728	—	—	—	—	—	28,728
Total	$456,940	$1,495,512	$648,376	$299,039	$228,849	$16,131	$544,482	$3,689,329
% of total	12%	41%	18%	8%	6%	—	15%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $154.2 million and a carrying value of $1.7 million at June 30, 2014 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2014					March 31, 2014		December 31, 2013
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$102,848	$—	$102,848	$—	$102,848	$102,916	$102,916	$112,636	$112,636
Principal Finance - Derivative Exposure Assumed (2)	—	(9,047)	(9,047)	42,605	33,558	(6,099)	36,637	(931)	30,809
Insurance-Linked Securities	—	(950)	(950)	270,969	270,019	(740)	269,512	(268)	268,456
Strategic Investments	188,373	—	188,373	—	188,373	181,079	181,079	168,854	168,854
Total other invested assets - Private Markets Exposure Assumed	291,221	(9,997)	281,224	313,574	594,798	277,156	590,144	280,291	580,755
Other Credit Derivatives - Exposure Assumed	—	—	—	—	—	—	—	—	—
Other Credit Derivatives - Protection Purchased	—	—	—	—	—	—	—	(71)	(14,071)
Other (3)	8,891	3,012	11,903			25,339		40,761
Total other invested assets	$300,112	$(6,985)	$293,127			$302,495		$320,981

(1)
The total net exposures originated in Private Markets are $1,576 million at June 30, 2014 ($1,474 million and $1,484 million at March 31, 2014 and December 31, 2013, respectively). In addition to the net exposures listed above of $595 million at June 30, 2014 ($590 million and $581 million at March 31, 2014 and December 31, 2013, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $711 million of assets listed under Investments - Fixed Maturities and $10 million listed under Investments - Equities for a total exposure of $857 million at June 30, 2014 ($794 million and $793 million at March 31, 2014 and December 31, 2013, respectively).

•
Insurance-Linked Securities: $121 million of bonds listed under Investments - Fixed Maturities for a total exposure of $391 million at June 30, 2014 ($347 million and $361 million at March 31, 2014 and December 31, 2013, respectively).

•
Strategic Investments: $138 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $328 million at June 30, 2014 ($333 million and $330 million at March 31, 2014 and December 31, 2013, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	June 30, 2014			March 31, 2014			December 31, 2013			September 30, 2013			June 30, 2013			December 31, 2012
Investments:
Fixed maturities
U.S. government	$105		20%	$104		17%	$108		19%	$111		17%	$107		16%	$129		15%
U.S. government sponsored enterprises	50		10	50		8	50		9	57		9	65		10	90		11
Non-U.S. sovereign government, supranational and government related	128		25	179		30	137		25	193		30	196		29	234		28
Corporates	215		42	245		41	249		44	259		41	287		43	362		44
Total fixed maturities	498		97%	578		96	544		97	620		97	655		98	815		98
Short-term investments	—		—	3		1	2		—	2		1	—		—	—		—
Other invested assets	16		3%	15		3	15		3	16		2	15		2	18		2
Total investments	$514		100%	$596		100%	$561		100%	$638		100%	$670		100%	$833		100%
Cash and cash equivalents	41			37			85			34			20			54
Total investments and cash	$555			$633			$646			$672			$690			$887
Accrued investment income	6			7			7			9			8			10
Other funds held assets/liabilities	109			124			133			133			144			34
Total funds held - directly managed	$670			$764			$786			$814			$842			$931
Maturity distribution:
One year or less	$72		15%	$99		17%	$89		16%	$97		16%	$114		17%	$133		17%
More than one year through five years	261		52	298		51	331		61	377		60	403		62	515		63
More than five years through ten years	165		33	157		27	109		20	122		20	108		16	141		17
More than ten years	—		—	27		5	17		3	26		4	30		5	26		3
Total	$498		100%	$581		100%	$546		100%	$622		100%	$655		100%	$815		100%
Credit quality by market value:
AAA	12%			15%			13%			12%			12%			12%
AA	62			58			58			56			56			58
A	18			21			22			26			26			24
BBB	8			6			7			6			6			6
	100%			100%			100%			100%			100%			100%
Expected average duration	3.4	Yrs		3.3	Yrs		2.9	Yrs		3.1	Yrs		3.1	Yrs		3.0	Yrs
Average yield to maturity at market	1.1%			1.2%			1.2%			1.2%			1.3%			1.0%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	June 30, 2014
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$72,758	33.9%	13.1%	1.9%
Consumer noncyclical	34,384	16.0	6.2	1.6
Energy	31,300	14.6	5.7	1.7
Utilities	21,710	10.1	3.9	1.1
Communications	13,465	6.3	2.4	0.7
Basic materials	12,314	5.7	2.2	0.9
Consumer cyclical	8,492	4.0	1.5	1.3
Government guaranteed corporate debt	8,187	3.8	1.5	1.4
Industrials	4,392	2.1	0.8	0.6
Technology	4,077	1.9	0.8	0.7
Real estate investment trusts	3,403	1.6	0.6	0.6
Total Corporate bonds	$214,482	100.0%	38.7%
Finance sector - Corporate bonds
Banks	$57,772	26.9%	10.4%
Financial services	9,659	4.5	1.7
Investment banking and brokerage	5,327	2.5	1.0
Total finance sector - Corporate bonds	$72,758	33.9%	13.1%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$13,578	$23,139	$19,357	$1,698	$57,772
Financial services	—	5,347	4,312	—	9,659
Investment banking and brokerage	5,327	—	—	—	5,327
Total finance sector - Corporate bonds	$18,905	$28,486	$23,669	$1,698	$72,758
% of total	26%	39%	33%	2%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 37.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 5.0% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Fixed maturities	$114,637	$111,019	$108,580	$110,911	$110,727
Short-term investments, cash and cash equivalents	193	269	421	266	320
Equities	14,473	7,134	6,278	9,140	12,799
Funds held and other	8,963	7,740	8,252	8,824	8,536
Funds held - directly managed	3,229	3,933	4,785	4,902	5,010
Investment expenses	(11,528)	(13,228)	(13,965)	(12,232)	(12,889)
Net investment income (1)	$129,967	$116,867	$114,351	$121,811	$124,503

Net realized investment gains on fixed maturities and short-term investments	$31,205	$25,022	$18,363	$18,642	$40,026
Net realized investment gains on equities	33,678	827	6,049	15,057	34,790
Net realized (losses) gains on other invested assets	(17,753)	9,935	(78,098)	80,065	7,378
Change in net unrealized (losses) gains on other invested assets	(14,121)	(25,678)	98,809	(103,406)	83,285
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	123,434	119,799	(68,619)	10,259	(395,757)
Change in net unrealized investment gains (losses) on equities	6,322	10,325	126,551	(891)	(57,715)
Net other realized and unrealized investment gains (losses)	611	991	198	(2,192)	696
Net realized and unrealized investment gains (losses) on funds held - directly managed	2,341	951	(3,834)	(1,416)	(11,918)
Net realized and unrealized investment gains (losses)	$165,717	$142,172	$99,419	$16,118	$(299,215)

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2014, net investment income includes foreign exchange impacts of $1.4 million compared to the three months ended June 30, 2013.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Fixed maturities	$225,656	$226,809	$446,299	$512,833
Short-term investments, cash and cash equivalents	462	1,199	1,886	2,905
Equities	21,607	17,571	32,989	26,207
Funds held and other	16,703	17,140	34,215	44,109
Funds held - directly managed	7,162	10,815	20,502	29,031
Investment expenses	(24,756)	(25,327)	(51,524)	(43,747)
Net investment income (1)	$246,834	$248,207	$484,367	$571,338

Net realized investment gains on fixed maturities and short-term investments	$56,227	$81,570	$118,575	$172,987
Net realized investment gains on equities	34,504	54,110	75,217	72,155
Net realized (losses) gains on other invested assets	(7,818)	18,530	20,497	(16,691)
Change in net unrealized (losses) gains on other invested assets	(39,799)	61,249	56,652	(9,568)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	243,233	(467,427)	(525,787)	186,063
Change in net unrealized investment gains (losses) on equities	16,647	(7,649)	118,010	66,253
Net other realized and unrealized investment gains (losses)	1,602	(113)	(2,107)	5,843
Net realized and unrealized investment gains (losses) on funds held - directly managed	3,292	(16,542)	(21,792)	16,367
Net realized and unrealized investment gains (losses)	$307,888	$(276,272)	$(160,735)	$493,409

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June 30, 2014, net investment income includes foreign exchange impacts of $1.5 million compared to the six months ended June 30, 2013.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Fixed maturities	$2,936	$3,725	$4,054	$4,697	$4,717
Short-term investments, cash and cash equivalents	9	31	343	299	227
Other	456	378	285	316	364
Investment expenses	(172)	(201)	103	(410)	(298)
Net investment income	$3,229	$3,933	$4,785	$4,902	$5,010
Net realized investment gains (losses) on fixed maturities and short-term investments	$1,601	$197	$1,695	$(618)	$3,495
Net realized investment gains (losses) on other invested assets	—	—	—	81	(62)
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	259	942	(4,618)	(969)	(14,621)
Change in net unrealized investment gains (losses) on other invested assets	481	(188)	(911)	90	(730)
Net realized and unrealized investment gains (losses) on funds held - directly managed	$2,341	$951	$(3,834)	$(1,416)	$(11,918)

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Fixed maturities	$6,660	$10,053	$18,804	$27,760
Short-term investments, cash and cash equivalents	40	604	1,246	1,046
Other	835	686	1,287	1,647
Investment expenses	(373)	(528)	(835)	(1,422)
Net investment income	$7,162	$10,815	$20,502	$29,031

Net realized investment gains on fixed maturities and short-term investments	$1,799	$4,944	$6,021	$8,405
Net realized investment (losses) gains on other invested assets	—	(62)	19	—
Change in net unrealized investment gains (losses) on fixed maturities and short-term investments	1,200	(18,589)	(24,176)	6,583
Change in net unrealized investment gains (losses) on other invested assets	293	(2,835)	(3,656)	1,379
Net realized and unrealized investment gains (losses) on funds held - directly managed	$3,292	$(16,542)	$(21,792)	$16,367

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,529,717	$10,646,318	$10,564,542	$10,336,368	$10,323,786
Reinsurance recoverable at beginning of period	(251,666)	(267,384)	(285,206)	(276,295)	(292,711)
Net liability at beginning of period	10,278,051	10,378,934	10,279,336	10,060,073	10,031,075
Net incurred losses related to:
Current year	792,275	698,170	849,706	793,894	813,492
Prior years	(160,880)	(164,327)	(173,000)	(238,354)	(127,350)
	631,395	533,843	676,706	555,540	686,142
Change in reserve agreement (1)	2,324	(10,760)	(3,607)	(19,967)	(7)
Net losses paid	(767,435)	(635,175)	(589,413)	(474,012)	(632,011)
Effects of foreign exchange rate changes	10,897	11,209	15,912	157,702	(25,126)
Net liability at end of period	10,155,232	10,278,051	10,378,934	10,279,336	10,060,073
Reinsurance recoverable at end of period	244,543	251,666	267,384	285,206	276,295
Gross liability at end of period	$10,399,775	$10,529,717	$10,646,318	$10,564,542	$10,336,368
Breakdown of gross liability at end of period:
Case reserves	$4,425,723	$4,552,142	$4,663,164	$4,711,580	$4,645,378
Additional case reserves	380,582	332,758	403,145	401,752	346,553
Incurred but not reported reserves	5,593,470	5,644,817	5,580,009	5,451,210	5,344,437
Gross liability at end of period	$10,399,775	$10,529,717	$10,646,318	$10,564,542	$10,336,368
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,468,159	$3,550,399	$3,535,946	$3,397,875	$3,332,288
Global (Non-U.S.) P&C	2,364,579	2,428,416	2,444,129	2,424,923	2,388,789
Global Specialty	3,975,834	3,920,012	3,951,543	3,978,436	3,817,570
Catastrophe	591,203	630,890	714,700	763,308	797,721
Gross liability at end of period	$10,399,775	$10,529,717	$10,646,318	$10,564,542	$10,336,368
Unrecognized time value of non-life reserves (2)	$621,803	$665,021	$733,528	$688,734	$658,929
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	121.6%	119.0%	87.1%	85.3%	92.1%
Non-life paid losses to net premiums earned ratio	73.7%	64.0%	50.7%	40.2%	64.7%
(1) The change in the reserve agreement is due to adverse (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$10,646,318	$10,709,371	$10,709,371	$11,273,091
Reinsurance recoverable at beginning of period	(267,384)	(291,330)	(291,330)	(353,105)
Net liability at beginning of period	10,378,934	10,418,041	10,418,041	10,919,986
Net incurred losses related to:
Current year	1,490,445	1,475,156	3,118,755	2,785,694
Prior years	(325,208)	(310,145)	(721,499)	(628,065)
	1,165,237	1,165,011	2,397,256	2,157,629
Change in reserve agreement (1)	(8,435)	(25,970)	(49,544)	(86,163)
Net losses paid	(1,402,610)	(1,338,134)	(2,401,559)	(2,705,062)
Effects of foreign exchange rate changes	22,106	(158,875)	14,740	131,651
Net liability at end of period	10,155,232	10,060,073	10,378,934	10,418,041
Reinsurance recoverable at end of period	244,543	276,295	267,384	291,330
Gross liability at end of period	$10,399,775	$10,336,368	$10,646,318	$10,709,371
Breakdown of gross liability at end of period:
Case reserves	$4,425,723	$4,645,378	$4,663,164	$4,872,591
Additional case reserves	380,582	346,553	403,145	343,549
Incurred but not reported reserves	5,593,470	5,344,437	5,580,009	5,493,231
Gross liability at end of period	$10,399,775	$10,336,368	$10,646,318	$10,709,371
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,468,159	$3,332,288	$3,535,946	$3,373,852
Global (Non-U.S.) P&C	2,364,579	2,388,789	2,444,129	2,507,761
Global Specialty	3,975,834	3,817,570	3,951,543	3,868,700
Catastrophe	591,203	797,721	714,700	959,058
Gross liability at end of period	$10,399,775	$10,336,368	$10,646,318	$10,709,371
Unrecognized time value of non-life reserves (2)	$621,803	$658,929	$733,528	$465,625
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	120.4%	114.9%	100.2%	125.4%
Non-life paid losses to net premiums earned ratio	69.0%	70.4%	56.6%	73.3%
(1) The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,118,479	$1,974,133	$1,908,575	$1,799,332	$1,763,413
Reinsurance recoverable at beginning of period	(7,691)	(7,022)	(6,978)	(6,432)	(9,798)
Net liability at beginning of period	2,110,788	1,967,111	1,901,597	1,792,900	1,753,615
Liability acquired related to the acquisition of Presidio	—	—	—	—	—
Net incurred losses related to:
Current year	258,100	218,307	207,998	208,839	192,285
Prior years	(5,649)	(2,693)	(5,690)	(13,380)	(11,584)
	252,451	215,614	202,308	195,459	180,701
Net losses paid	(274,295)	(74,812)	(160,309)	(149,895)	(153,770)
Effects of foreign exchange rate changes	14,765	2,875	23,515	63,133	12,354
Net liability at end of period	2,103,709	2,110,788	1,967,111	1,901,597	1,792,900
Reinsurance recoverable at end of period	23,703	7,691	7,022	6,978	6,432
Gross liability at end of period	$2,127,412	$2,118,479	$1,974,133	$1,908,575	$1,799,332
Life value in force	$197,000	$208,300	$188,000	$171,000	$100,000

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$1,974,133	$1,813,244	$1,813,244	$1,645,662
Reinsurance recoverable at beginning of period	(7,022)	(20,684)	(20,684)	(9,874)
Net liability at beginning of period	1,967,111	1,792,560	1,792,560	1,635,788
Liability acquired related to the acquisition of Presidio	—	—	—	54,071
Net incurred losses related to:
Current year	476,408	382,758	799,596	661,343
Prior years	(8,342)	(19,975)	(39,044)	(14,362)
	468,066	362,783	760,552	646,981
Net losses paid	(349,107)	(315,341)	(625,546)	(593,690)
Effects of foreign exchange rate changes	17,639	(47,102)	39,545	49,410
Net liability at end of period	2,103,709	1,792,900	1,967,111	1,792,560
Reinsurance recoverable at end of period	23,703	6,432	7,022	20,684
Gross liability at end of period	$2,127,412	$1,799,332	$1,974,133	$1,813,244
Life value in force	$197,000	$100,000	$188,000	$110,000

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$67,404	$24,515	$67,202	$94,466	$31,226
Global (Non-U.S.) P&C	30,278	46,713	48,793	37,493	36,149
Global Specialty	69,244	59,214	61,379	77,760	27,780
Catastrophe	(6,046)	33,885	(4,374)	28,635	32,195
Total Non-life net prior year reserve development	$160,880	$164,327	$173,000	$238,354	$127,350
Non-life segment:
Net prior year reserve development due to changes in premiums	$(8,631)	$(9,669)	$(23,458)	$(23,508)	$(12,714)
Net prior year reserve development due to all other factors (2)	169,511	173,996	196,458	261,862	140,064
Total Non-life net prior year reserve development	$160,880	$164,327	$173,000	$238,354	$127,350
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$980	$3,031	$6,388	$11,087	$3,493
Net prior year reserve development due to all other factors (2)	4,669	(338)	(698)	2,293	8,091
Total Life and Health net prior year reserve development	$5,649	$2,693	$5,690	$13,380	$11,584

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2014, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.3 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$91,919	$61,171	$222,839	$218,483
Global (Non-U.S.) P&C	76,991	93,766	180,052	114,279
Global Specialty	128,459	88,244	227,383	250,523
Catastrophe	27,839	66,964	91,225	44,780
Total Non-life net prior year reserve development	$325,208	$310,145	$721,499	$628,065
Non-life segment:
Net prior year reserve development due to changes in premiums	$(18,300)	$(23,844)	$(70,810)	$(93,971)
Net prior year reserve development due to all other factors (2)	343,508	333,989	792,309	722,036
Total Non-life net prior year reserve development	$325,208	$310,145	$721,499	$628,065
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$4,012	$9,142	$26,617	$10,009
Net prior year reserve development due to all other factors (2)	4,330	10,833	12,427	4,353
Total Life and Health net prior year reserve development	$8,342	$19,975	$39,044	$14,362

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At June 30, 2014, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.7 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.3 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)

		April 1, 2014		January 1, 2014		October 1, 2013		July 1, 2013		April 1, 2013
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$966		$908		$1,054		$1,054		$1,115
U.S. Northeast	Hurricane	1,014		1,008		1,121		1,121		1,019
U.S. Gulf Coast	Hurricane	978		960		1,025		1,025		1,001
Caribbean	Hurricane	183		192		276		276		270
Europe	Windstorm	630		626		872		872		850
Japan	Typhoon	147		128		124		124		169
California	Earthquake	587	$689	589	$668	575	$679	575	$679	574	$685
British Columbia	Earthquake	209	431	214	378	305	513	305	513	310	559
Japan	Earthquake	433	465	432	466	435	457	435	457	463	488
Australia	Earthquake	348	449	332	426	418	552	418	552	439	557
New Zealand	Earthquake	193	222	203	223	250	272	250	272	261	282

(1)
The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.
For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2014	2014	2013	2013	2013
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	18.4%	20.5%	18.9%	23.2%	(13.4)%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	8.8	8.0	6.7	(0.1)	(16.2)
Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.2)	(0.1)	0.3	0.4	(0.4)
Annualized net interest in earnings (losses) of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.3	0.3	0.4	0.3	(0.4)
Annualized operating return on beginning diluted book value per common share (1)	9.5%	12.3%	11.5%	22.6%	3.6%
Net income (loss) attributable to PartnerRe	$271,841	$309,843	$271,788	$333,423	$(175,571)
Less:
Net realized and unrealized investment gains (losses), net of tax	123,734	115,817	91,781	(1,272)	(229,966)
Net foreign exchange (losses) gains, net of tax	(3,175)	(971)	3,869	5,338	(5,898)
Interest in earnings (losses) of equity method investments, net of tax	3,590	3,903	4,549	3,989	(5,558)
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,796
Operating earnings attributable to PartnerRe common shareholders	$133,508	$176,910	$157,405	$311,184	$51,055
Per diluted common share:
Net income (loss) attributable to PartnerRe common shareholders	$5.02	$5.61	$4.76	$5.84	$(3.37)
Less:
Net realized and unrealized investment gains (losses), net of tax	2.41	2.20	1.70	(0.03)	(4.07)
Net foreign exchange (losses) gains, net of tax	(0.06)	(0.02)	0.07	0.10	(0.10)
Interest in earnings (losses) of equity method investments, net of tax	0.07	0.07	0.08	0.07	(0.10)
Operating earnings attributable to PartnerRe common shareholders	$2.60	$3.36	$2.91	$5.70	$0.90

(1)	Excluding preferred shares of $853,750 at January 1, 2014 and $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)
(Unaudited)

	For the six months ended		For the year ended
	June 30,	June 30,	December 31,	December 31,
	2014	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income per share attributable to common shareholders (1)	19.5%	0.7%	10.5%	19.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	8.4	(7.4)	(2.2)	7.3
Annualized net foreign exchange (losses) gains, net of tax, on beginning diluted book value per common share (1)	(0.1)	(0.2)	—	0.1
Annualized net interest in earnings of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.3	—	0.2	0.2
Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	(0.3)	(0.2)	—
Annualized operating return on beginning diluted book value per common share (1)	10.9%	8.6%	12.7%	12.3%
Net income attributable to PartnerRe	$581,683	$58,799	$664,008	$1,134,514
Less:
Net realized and unrealized investment gains (losses), net of tax	239,551	(217,691)	(127,182)	392,014
Net foreign exchange (losses) gains, net of tax	(4,146)	(6,685)	2,521	8,345
Interest in earnings of equity method investments, net of tax	7,493	537	9,075	8,742
Dividends to preferred shareholders	28,367	29,494	57,861	61,622
Operating earnings attributable to PartnerRe common shareholders	$310,418	$253,144	$721,733	$663,791
Per diluted common share:
Net income attributable to PartnerRe common shareholders	$10.64	$0.34	$10.58	$16.87
Less:
Net realized and unrealized investment gains (losses), net of tax	4.61	(3.72)	(2.25)	6.17
Net foreign exchange (losses) gains, net of tax	(0.08)	(0.11)	0.04	0.13
Loss on redemption of preferred shares	—	(0.16)	(0.16)	—
Interest in earnings of equity method investments, net of tax	0.14	0.01	0.16	0.14
Operating earnings attributable to PartnerRe common shareholders	$5.97	$4.32	$12.79	$10.43

(1)	Excluding preferred shares of $853,750 at January 1, 2014 and $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2014	2014	2013	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	47,356	59,671	56,627	52,489	48,319	—
Common shareholders’ equity attributable to PartnerRe	6,056,297	5,927,178	5,855,782	5,717,937	5,513,207	6,039,746
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	111,990	116,331	120,900	121,922	127,662	141,249
Tangible book value	$5,487,927	$5,354,467	$5,278,502	$5,139,635	$4,929,165	$5,442,117
Common shares and common share equivalents outstanding	50,910,028	51,935,217	53,596,034	54,181,672	55,325,581	59,893,366
Equals:
Diluted tangible book value per common share	$107.80	$103.10	$98.49	$94.86	$89.09	$90.86

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2014	2014	2013	2013	2013	2012
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	47,356	59,671	56,627	52,489	48,319	—
Common shareholders’ equity attributable to PartnerRe	6,056,297	5,927,178	5,855,782	5,717,937	5,513,207	6,039,746
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	111,990	116,331	120,900	121,922	127,662	141,249
Tangible book value	5,487,927	5,354,467	5,278,502	5,139,635	4,929,165	5,442,117
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	388,648	299,871	223,995	194,144	291,987	657,604
Book value excluding NURGL	$5,667,649	$5,627,307	$5,631,787	$5,523,793	$5,221,220	$5,382,142
Tangible book value excluding NURGL	$5,099,279	$5,054,596	$5,054,507	$4,945,491	$4,637,178	$4,784,513
Divided by:
Number of common shares and common share equivalents outstanding	50,910,028	51,935,217	53,596,034	54,181,672	55,325,581	59,893,366
Equals:
Diluted book value per common share excluding NURGL	$111.33	$108.35	$105.08	$101.95	$94.37	$89.86
Diluted tangible book value per common share excluding NURGL	$100.16	$97.33	$94.31	$91.28	$83.82	$79.88

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,	December 31,
	2014	2014	2013	2013	2013	2012
Basic book value per common share
Total shareholders’ equity	$6,957,403	$6,840,599	$6,766,159	$6,624,176	$6,415,276	$6,933,496
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	893,750
Noncontrolling interests	47,356	59,671	56,627	52,489	48,319	—
Common shareholders’ equity attributable to PartnerRe	$6,056,297	$5,927,178	$5,855,782	$5,717,937	$5,513,207	$6,039,746
Basic common shares outstanding	49,822,482	50,859,821	52,443,434	53,227,765	54,321,732	58,909,375
Basic book value per common share	$121.56	$116.54	$111.66	$107.42	$101.49	$102.53
Common shareholders’ equity attributable to PartnerRe	$6,056,297	$5,927,178	$5,855,782	$5,717,937	$5,513,207	$6,039,746
Basic common shares outstanding	49,822,482	50,859,821	52,443,434	53,227,765	54,321,732	58,909,375
Add:
Stock options and other	2,121,937	2,230,335	2,382,771	2,438,798	2,614,443	2,892,514
Restricted stock units	893,521	848,006	870,054	887,442	900,577	864,269
Less:
Stock options and other bought back via treasury stock method	1,927,912	2,002,945	2,100,225	2,372,333	2,511,171	2,772,792
Diluted common shares and common share equivalents outstanding	50,910,028	51,935,217	53,596,034	54,181,672	55,325,581	59,893,366
Diluted book value per common share	$118.96	$114.13	$109.26	$105.53	$99.65	$100.84

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended June 30, 2014		As at and for the three months ended June 30, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,927	$114.13	$6,057	$102.96
Technical result	166	3.23	100	1.77
Other operating expenses	(107)	(2.09)	(145)	(2.56)
Net investment income	130	2.53	125	2.20
Amortization of intangible assets	(7)	(0.14)	(7)	(0.13)
Other, net	(5)	(0.08)	(9)	(0.15)
Operating income tax (expense) benefit	(29)	(0.57)	2	0.03
Preferred dividends	(14)	(0.28)	(15)	(0.26)
Operating earnings	134	2.60	51	0.90
Net realized and unrealized investment gains (losses), net of tax	124	2.41	(230)	(4.07)
Net foreign exchange losses, net of tax	(3)	(0.06)	(6)	(0.10)
Interest in earnings (losses) of equity method investments, net of tax	3	0.07	(5)	(0.10)
Net income (loss) attributable to PartnerRe common shareholders	258	5.02	(190)	(3.37)
Common share dividends	(34)	(0.67)	(37)	(0.64)
Change in currency translation adjustment	17	0.33	(12)	(0.20)
Repurchase of common shares, net	(112)	0.13	(305)	0.70
Change in other accumulated comprehensive income or loss, net of tax	—	—	—	(0.01)
Impact of change in number of common and common share equivalents outstanding	n/a	0.02	n/a	0.21
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,056	$118.96	$5,513	$99.65
Goodwill	(456)	(8.96)	(456)	(8.25)
Intangible assets, net of tax	(112)	(2.20)	(128)	(2.31)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,488	107.80	$4,929	$89.09

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the six months ended June 30, 2014		As at and for the six months ended June 30, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	407	7.83	351	6.01
Other operating expenses	(219)	(4.20)	(261)	(4.46)
Net investment income	247	4.74	248	4.24
Amortization of intangible assets	(14)	(0.27)	(14)	(0.24)
Other, net	(21)	(0.39)	(19)	(0.34)
Operating income tax expense	(62)	(1.19)	(23)	(0.39)
Preferred dividends	(28)	(0.55)	(29)	(0.50)
Operating earnings	310	5.97	253	4.32
Net realized and unrealized investment gains (losses), net of tax	240	4.61	(218)	(3.72)
Net foreign exchange losses, net of tax	(4)	(0.08)	(7)	(0.11)
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	7	0.14	1	0.01
Net income attributable to PartnerRe common shareholders	553	10.64	20	0.34
Common share dividends	(68)	(1.34)	(74)	(1.28)
Change in currency translation adjustment	2	0.03	(31)	(0.54)
Repurchase of common shares, net	(286)	0.11	(442)	0.51
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	(1)	(0.01)	—	0.01
Impact of change in number of common and common share equivalents outstanding	n/a	0.27	n/a	(0.24)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,056	$118.96	$5,513	$99.65
Goodwill	(456)	(8.96)	(456)	(8.25)
Intangible assets, net of tax	(112)	(2.20)	(128)	(2.31)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,488	107.80	$4,929	$89.09

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2013		As at and for the year ended December 31, 2012
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$6,040	$100.84	$5,574	$84.82
Technical result	962	17.06	744	11.70
Other operating expenses	(500)	(8.87)	(411)	(6.47)
Net investment income	484	8.58	571	8.98
Amortization of intangible assets	(27)	(0.48)	(32)	(0.50)
Other, net	(47)	(0.85)	(36)	(0.58)
Operating income tax expense	(92)	(1.63)	(110)	(1.73)
Preferred dividends	(58)	(1.02)	(62)	(0.97)
Operating earnings	722	12.79	664	10.43
Net realized and unrealized investment (losses) gains, net of tax	(127)	(2.25)	392	6.17
Net foreign exchange gains, net of tax	2	0.04	8	0.13
Loss on redemption of preferred shares	(9)	(0.16)	—	—
Interest in earnings of equity method investments, net of tax	9	0.16	9	0.14
Net income attributable to PartnerRe common shareholders	597	10.58	1,073	16.87
Common share dividends	(142)	(2.56)	(156)	(2.48)
Change in currency translation adjustment	(32)	(0.56)	28	0.45
Repurchase of common shares, net	(616)	0.84	(474)	2.07
Preferred shares issuance costs	(9)	(0.15)	—	—
Recognition of loss on redemption of preferred shares	9	0.16	—	—
Change in other accumulated comprehensive income or loss, net of tax	9	0.16	(5)	(0.08)
Impact of change in number of common and common share equivalents outstanding	n/a	(0.05)	n/a	(0.81)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,856	$109.26	$6,040	$100.84
Goodwill	(456)	(8.51)	(456)	(7.62)
Intangibles, net of tax	(121)	(2.26)	(142)	(2.36)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,279	$98.49	$5,442	$90.86